Exhibit 5.1

SIDLEY AUSTIN LLP 1000 LOUISIANA STREET SUITE 6000 HOUSTON, TX 77002 +1 713 495 4500 +1 713 495 7799 FAX AMERICA ● ASIA PACIFIC ● EUROPE

March 26, 2019

Conn’s, Inc.

2445 Technology Forest Blvd., Suite 800

The Woodlands, Texas 77381

Re:	Registration Statement on Form S-3

Ladies and Gentlemen:

We refer to the Registration Statement on Form S-3 (File No. 333-228528) filed on November 23, 2018 by Conn’s, Inc., a Delaware corporation (the “Company”), CAI Credit Insurance Agency, Inc., a Louisiana corporation (“CAI Credit”), CAI Holding, LLC, a Delaware limited liability company (“CAI Holding”), Conn Appliances, Inc., a Texas corporation (“Conn Appliances”), Conn Credit Corporation, Inc., a Texas corporation (“Conn Credit”), Conn Credit I, L.P., a Texas limited partnership (“Conn Credit I”) and Conn Lending, LLC, a Delaware limited liability company (together, with CAI Holding, Conn Appliances, Conn Credit and Conn Credit I, the “Covered Guarantors” and, the Covered Guarantors, together with CAI Credit, the “Guarantors” and, the Guarantors, together with the Company, the “Registrants”) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), as amended by Post-Effective Amendment No. 1 being filed with the SEC on the date hereof (such registration statement, as so amended, the “Registration Statement”). The Registration Statement relates to the registration of up to an aggregate offering price of $350,000,000 of the following securities which may be sold by the Registrants:

(i)    shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”);

(ii)    shares of the Company’s preferred stock, $0.01 par value per share (the “Preferred Stock”), which may be represented by depositary shares (the “Depositary Shares”);

(iii)    debt securities of the Company (the “Debt Securities”), which may be unsecured senior debt securities (the “Senior Debt Securities”) and/or unsecured subordinated debt securities (the “Subordinated Debt Securities”);

(iv)    warrants to purchase Common Stock, Preferred Stock or Debt Securities (the “Warrants”);

(v)    rights to purchase Common Stock, Preferred Stock, Debt Securities or Warrants (the “Rights”);

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(vi)    stock purchase contracts (the “Stock Purchase Contracts”), entitling or obligating the holders thereof to purchase from or sell to the Company and the Company to sell to or purchase from the holders thereof, Common Stock or Preferred Stock at a future date or dates;

(vii)    units (the “Units”), each consisting of one or more Debt Securities, shares of Common Stock, shares of Preferred Stock, Warrants, Rights, Stock Purchase Contracts or Depositary Shares or any combination of such securities; and

(viii)    guarantees of Debt Securities by the Guarantors (the “Guarantees”).

The Common Stock, the Preferred Stock, the Depositary Shares, the Debt Securities, the Warrants, the Rights, the Stock Purchase Contracts, the Units and the Guarantees are collectively referred to herein as the “Securities.”

Unless otherwise specified in the applicable prospectus supplement:

(1)    the Depositary Shares will be issued under a deposit agreement (a “Deposit Agreement”) between the Company and a depositary agent (the “Depositary Agent”);

(2)    the Senior Debt Securities and any related Guarantees will be issued under one or more indentures (each, a “Senior Indenture”) to be entered into among the Company, the Guarantors (if applicable) and a trustee (the “Senior Trustee”);

(3)    the Subordinated Debt Securities and any related Guarantees will be issued under one or more indentures (each, a “Subordinated Indenture”) to be entered into among the Company, the Guarantors (if applicable) and a trustee (the “Subordinated Trustee”);

(4)    the Warrants will be issued under a warrant agreement (the “Warrant Agreement”) to be entered into between the Company and a warrant agent (the “Warrant Agent”);

(5)    the Rights will be issued under a rights agent agreement (the “Rights Agent Agreement”) or a subscription agreement (the “Subscription Agreement”) to be entered into between the Company and a rights agent (the “Rights Agent”) or the purchasers of such Rights (“Rights Purchasers”), respectively;

(6)    the Stock Purchase Contracts will be issued under a stock purchase contract agreement (the “Stock Purchase Contract Agreement”) between the Company and a purchase contract agent (the “Stock Purchase Contract Agent”); and

(7)    the Units will be issued under a unit purchase agreement (the “Unit Agreement”) between the Company and a unit agent (the “Unit Agent”);

in each case substantially in the form that has been or will be filed as an exhibit to the Registration Statement.

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This opinion letter is being delivered in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act.

We have examined the Registration Statement, the exhibits thereto, the charters and by-laws, certificate of formation, limited liability company agreement, limited partnership agreement or similar organizational and governing documents, each as amended to the date hereof, of the Registrants (the “Organizational Documents”) and resolutions adopted by the board of directors of the Company (the “Board” and such resolutions, the “Resolutions”) and the board of directors, managers, sole member or general partner of each Covered Guarantor relating to the Registration Statement. We have also examined originals, or copies of originals certified to our satisfaction, of such agreements, documents, certificates and statements of each Registrant and others, and have examined such questions of law, as we have considered relevant and necessary as a basis for this opinion letter. We have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the legal capacity of all persons and the conformity with the original documents of any copies thereof submitted to us for examination. As to facts relevant to the opinions expressed herein, we have relied without independent investigation or verification upon, and assumed the accuracy and completeness of, certificates, letters and oral and written statements and representations of public officials and officers and other representatives of each Registrant.

Based on and subject to the foregoing and the other limitations, qualifications and assumptions set forth herein, we are of the opinion that:

1.    With respect to an offering of shares of Common Stock covered by the Registration Statement, such shares of Common Stock will be validly issued, fully paid and nonassessable when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act; (ii) a prospectus supplement with respect to the sale of such shares of Common Stock shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) the Board or a duly authorized committee thereof shall have duly adopted final resolutions in conformity with the applicable Organizational Documents and the Resolutions authorizing the issuance and sale of such shares of Common Stock; and (iv) certificates representing such shares of Common Stock shall have been duly executed, countersigned and registered and duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement upon payment of the agreed consideration therefor in an amount not less than the par value thereof or, if any such shares of Common Stock are to be issued in uncertificated form, the Company’s books shall reflect the issuance of such shares of Common Stock in accordance with the applicable definitive purchase, underwriting or similar agreement upon payment of the agreed consideration therefor in an amount not less than the par value thereof.

2.    The issuance and sale of each series of Preferred Stock covered by the Registration Statement will be duly authorized, and each share of such series of Preferred Stock will be validly issued, fully paid and nonassessable, when: (i) the Registration Statement, as

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finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act; (ii) a prospectus supplement with respect to the sale of such series of Preferred Stock shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) the Board or a duly authorized committee thereof shall have duly adopted final resolutions in conformity with the applicable Organizational Documents and the Resolutions establishing the designations, preferences, rights, qualifications, limitations or restrictions of such series of Preferred Stock and authorizing the issuance and sale of such series of Preferred Stock; (iv) the Company shall have filed with the Secretary of State of the State of Delaware a Certificate of Designations with respect to such series of Preferred Stock in accordance with the General Corporation Law of the State of Delaware (the “DGCL”) and in conformity with the certificate of incorporation of the Company, as amended to the date hereof (the “Charter”) and the resolutions contemplated by clause (iii) above; and (v) certificates representing such series of Preferred Stock shall have been duly executed, countersigned and registered and duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor in an amount not less than the par value thereof or, if any shares of such series of Preferred Stock are to be issued in uncertificated form, the Company’s books shall reflect the issuance of such shares in accordance with the applicable definitive purchase, underwriting or similar agreement upon payment of the agreed consideration therefor in an amount not less than the par value thereof.

3.    The Depositary Shares covered by the Registration Statement will be duly authorized and will entitle the holders thereof to the rights specified in the Depositary Shares and the Deposit Agreement relating to the Depositary Shares when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act; (ii) a prospectus supplement with respect to the Depositary Shares and the series of Preferred Stock underlying such Depositary Shares shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) a Deposit Agreement shall have been duly authorized, executed and delivered by the Company and duly executed and delivered by the Depositary Agent named in the Deposit Agreement; (iv) the Board or a duly authorized committee thereof shall have duly adopted final resolutions in conformity with the applicable Organizational Documents and the Resolutions establishing the designations, preferences, rights, qualifications, limitations or restrictions of such series of Preferred Stock underlying such Depositary Shares and authorizing the issuance and sale of such series of Preferred Stock; (v) the Company shall have filed with the Secretary of State of the State of Delaware a Certificate of Designations with respect to such series of Preferred Stock underlying such Depositary Shares in accordance with the DGCL and in conformity with the Charter and the resolutions contemplated by clause (iv) above; (vi) certificates representing the series of Preferred Stock underlying such Depositary Shares shall have been duly executed, countersigned and registered and duly delivered against payment of the agreed consideration therefor in an amount not less than the par value thereof or, if any shares of such series of Preferred Stock are to be issued in uncertificated form, the Company’s books shall reflect the issuance of such shares in accordance with the applicable definitive purchase, underwriting or

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similar agreement upon payment of the agreed consideration therefor in an amount not less than the par value thereof; and (vii) the depositary receipts evidencing Depositary Shares shall have been duly executed and delivered by the Depositary Agent in the manner set forth in the Deposit Agreement and in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor.

4.    Each issue of Warrants covered by the Registration Statement will constitute valid and binding obligations of the Company when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act; (ii) a prospectus supplement with respect to such issue of Warrants and the Common Stock, Debt Securities or Preferred Stock issuable upon exercise of such Warrants shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) a Warrant Agreement relating to such issue of Warrants shall have been duly authorized, executed and delivered by the Company and duly executed and delivered by the Warrant Agent named in the Warrant Agreement; (iv) the Board or a duly authorized committee thereof shall have duly adopted final resolutions in conformity with the applicable Organizational Documents and the Resolutions authorizing the execution and delivery of the Warrant Agreement and the issuance and sale of such issue of Warrants; (v) if such Warrants are exercisable for Common Stock, the applicable actions described in paragraph 1 above shall have been taken; (vi) if such Warrants are exercisable for Debt Securities, the applicable actions described in paragraph 5 or 6 below, as applicable, shall have been taken; (vii) if such Warrants are exercisable for Preferred Stock, the applicable actions described in paragraph 2 above shall have been taken; and (viii) certificates representing such issue of Warrants shall have been duly executed, countersigned and issued in accordance with such Warrant Agreement and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor.

5.    The Senior Debt Securities of each series covered by the Registration Statement will constitute valid and binding obligations of the Company when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act and the Senior Indenture (including any necessary supplemental indenture) shall have been qualified under the Trust Indenture Act of 1939, as amended (the “TIA”); (ii) a prospectus supplement with respect to such series of Senior Debt Securities shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) the Senior Indenture shall have been duly authorized, executed and delivered by the Company and the Senior Trustee; (iv) all necessary corporate action shall have been taken by the Company to authorize the form, terms, execution, delivery, performance, issuance and sale of such series of Senior Debt Securities as contemplated by the Registration Statement, the prospectus supplement relating to such Senior Debt Securities and the Senior Indenture and to authorize the execution, delivery and performance of a supplemental indenture or officers’ certificate establishing the form and terms of such series of Senior Debt Securities as contemplated by the Senior Indenture; (v) a supplemental indenture or officers’ certificate establishing the form and terms of such series of Senior Debt Securities shall have been duly executed and delivered by the Company and the Senior Trustee (in the case of such a

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supplemental indenture) or by duly authorized officers of the Company (in the case of such an officers’ certificate), in each case in accordance with the provisions of the applicable Organizational Documents, final resolutions of the Board or a duly authorized committee thereof and the Senior Indenture; and (vi) the certificates evidencing the Senior Debt Securities of such series shall have been duly executed and delivered by the Company, authenticated by the Senior Trustee and issued, all in accordance with the applicable Organizational Documents, final resolutions of the Board or a duly authorized committee thereof, the Senior Indenture and the supplemental indenture or officers’ certificate, as the case may be, establishing the form and terms of the Senior Debt Securities of such series, and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor.

6.    The Subordinated Debt Securities of each series covered by the Registration Statement will constitute valid and binding obligations of the Company when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act and the Subordinated Indenture (including any necessary supplemental indenture) shall have been qualified under the TIA; (ii) a prospectus supplement with respect to such series of Subordinated Debt Securities shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) the Subordinated Indenture shall have been duly authorized, executed and delivered by the Company and the Subordinated Trustee; (iv) all necessary corporate action shall have been taken by the Company to authorize the form, terms, execution, delivery, performance, issuance and sale of such series of Subordinated Debt Securities as contemplated by the Registration Statement, the prospectus supplement relating to such Subordinated Debt Securities and the Subordinated Indenture and to authorize the execution, delivery and performance of a supplemental indenture or officers’ certificate establishing the form and terms of such series of Subordinated Debt Securities as contemplated by the Subordinated Indenture; (v) a supplemental indenture or officers’ certificate establishing the form and terms of such series of Subordinated Debt Securities shall have been duly executed and delivered by the Company and the Subordinated Trustee (in the case of such a supplemental indenture) or by duly authorized officers of the Company (in the case of such an officers’ certificate), in each case in accordance with the provisions of the applicable Organizational Documents, final resolutions of the Board or a duly authorized committee thereof and the Subordinated Indenture; and (vi) the certificates evidencing the Subordinated Debt Securities of such series shall have been duly executed and delivered by the Company, authenticated by the Subordinated Trustee and issued, all in accordance with the applicable Organizational Documents, final resolutions of the Board or a duly authorized committee thereof, the Subordinated Indenture and the supplemental indenture or officers’ certificate, as the case may be, establishing the form and terms of the Subordinated Debt Securities of such series, and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor.

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March 26, 2019

7.    The Stock Purchase Contracts will constitute valid and binding obligations of the Company when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act; (ii) a prospectus supplement with respect to such Stock Purchase Contracts shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) a Stock Purchase Contract Agreement relating to such Stock Purchase Contracts shall have been duly authorized, executed and delivered by the Company and duly executed and delivered by the Stock Purchase Contract Agent named in the Stock Purchase Contract Agreement; (iv) the Board or a duly authorized committee thereof shall have duly adopted final resolutions in conformity with the applicable Organizational Documents and the Resolutions authorizing the execution, delivery, issuance and sale of such Stock Purchase Contracts; (v) if such Stock Purchase Contracts relate to the issuance and sale of Common Stock, the applicable actions described in paragraph 1 above shall have been taken; (vi) if such Stock Purchase Contracts relate to the issuance and sale of Preferred Stock, the applicable actions described in paragraph 2 above shall have been taken; and (vii) certificates representing such Stock Purchase Contracts shall have been duly executed, countersigned and registered in accordance with the Stock Purchase Contract Agreement and shall have been duly delivered to the purchasers thereof in accordance with the Stock Purchase Contract Agreement against payment of the agreed consideration therefor.

8.    The Rights will constitute valid and binding obligations of the Company when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act; (ii) a prospectus supplement with respect to such Rights shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) a Rights Agent Agreement or one or more Subscription Agreements relating to such Rights shall have been duly authorized, executed and delivered by the Company and duly executed and delivered by, as applicable, the Rights Agent named in the Rights Agent Agreement or the Rights Purchasers named in the Subscription Agreements; (iv) the Board or a duly authorized committee thereof shall have duly adopted final resolutions in conformity with the applicable Organizational Documents and the Resolutions authorizing the execution, delivery, issuance and sale of such Rights; (v) if such Rights relate to the issuance and sale of Common Stock, the applicable actions described in paragraph 1 above shall have been taken; (vi) if such Rights relate to the issuance and sale of Preferred Stock, the applicable actions described in paragraph 2 above shall have been taken; (vii) if such Rights relate to the issuance and sale of Warrants, the applicable actions described in paragraph 4 above shall have been taken; (viii) if such Rights relate to the issuance and sale of Debt Securities, the applicable actions described in paragraph 5 or 6 above, as applicable, shall have been taken; and (ix) certificates representing such Rights shall have been duly executed, countersigned and registered in accordance with the Rights Agent Agreement or Subscription Agreement, as applicable, and shall have been duly delivered to the purchasers thereof in accordance with the Rights Agent Agreement or Subscription Agreement, respectively, against payment of the agreed consideration therefor.

9.    The Units will constitute valid and binding obligations of the Company when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act; (ii) a prospectus supplement

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with respect to such Units shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) a Unit Agreement relating to such Units shall have been duly authorized, executed and delivered by the Company and duly executed and delivered by the Unit Agent named in the Unit Agreement; (iv) the Board or a duly authorized committee thereof shall have duly adopted final resolutions in conformity with the applicable Organizational Documents and the Resolutions authorizing the execution, delivery, issuance and sale of such Units; (v) if such Units relate to the issuance and sale of Common Stock, the applicable actions described in paragraph 1 above shall have been taken; (vi) if such Units relate to the issuance and sale of Preferred Stock, the applicable actions described in paragraph 2 above shall have been taken; (vii) if such Units relate to the issuance and sale of Depositary Shares, the applicable actions described in paragraph 3 above shall have been taken; (viii) if such Units relate to the issuance and saale of Warrants, the applicable actions described in paragraph 4 above shall have been taken; (ix) if such Units relate to the issuance and sale of Debt Securities, the applicable actions described in paragraph 5 or 6 above, as applicable, shall have been taken; (x) if such Units relate to the issuance and sale of Stock Purchase Contracts, the applicable actions described in paragraph 7 above shall have been taken; (xi) if such Units relate to the issuance and sale of Rights, the applicable actions described in paragraph 8 above shall have been taken; and (xii) certificates representing such Units shall have been duly executed, countersigned and registered in accordance with the Unit Agreement and shall have been duly delivered to the purchasers thereof in accordance with the Unit Agreement against payment of the agreed consideration therefor.

10.    Each Guarantee will constitute a validly issued and binding obligation of the applicable Guarantor when: (i) the Registration Statement, as finally amended (including any necessary post-effective amendments), shall have become effective under the Securities Act and the applicable indenture shall have been qualified under the TIA; (ii) a prospectus supplement with respect to the Guarantee and the Debt Securities to which the Guarantee relates shall have been filed with the SEC in compliance with the Securities Act and the rules and regulations thereunder; (iii) the applicable indenture shall have been duly authorized, executed and delivered by the parties thereto (including the applicable Guarantor); (iv) all necessary corporate action shall have been taken by the Company to authorize the form, terms, execution, delivery, performance, issuance and sale of the series of Debt Securities to which such Guarantee relates as contemplated by the Registration Statement, the prospectus supplement relating to such Guarantee and the related Debt Securities and the applicable indenture and to authorize the execution, delivery and performance of a supplemental indenture or officers’ certificate establishing the form and terms of such series of Debt Securities as contemplated by the applicable indenture; (v) if applicable, a supplemental indenture or officers’ certificate establishing the form and terms of such Debt Securities shall have been duly executed and delivered by (a) the Company, the applicable Guarantors and the Senior Trustee (in the case of such a supplemental indenture relating to a Senior Indenture), (b) the Company, the applicable Guarantors and the Subordinated Trustee (in the case of such a supplemental indenture relating to a Subordinated Indenture), or (c) duly authorized officers of the Company (in the case of such an officers’ certificate); (vi) the certificates evidencing the Debt Securities to which such

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Guarantee relates shall have been duly executed and delivered by the Company, authenticated by the applicable trustee and issued, all in accordance with the applicable Organizational Documents, final resolutions of the Board or a duly authorized committee thereof, the applicable indenture and the supplemental indenture or officers’ certificate, as the case may be, establishing the form and terms of such Debt Securities, and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers thereof against payment of the agreed consideration therefor; (vii) all necessary corporate, limited liability company or partnership action shall have been taken by each Guarantor to authorize the terms, execution, delivery, performance and issuance of such Guarantor’s Guarantee as contemplated by the Registration Statement, the prospectus supplement relating to the Debt Securities to which such Guarantee relates and the applicable indenture; and (viii) if applicable, the notation of guarantee evidencing the Guarantee shall have been duly executed and delivered by the applicable Guarantor, and issued, and shall have been duly delivered in accordance with the applicable definitive purchase, underwriting or similar agreement to the purchasers of the Debt Securities to which such Guarantee relates and the Guarantee against payment of the agreed consideration therefor.

Our opinions are subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting creditors’ rights generally and to general equitable principles (regardless of whether considered in a proceeding in equity or at law), including concepts of commercial reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief. Our opinion is also subject to (i) provisions of law which may require that a judgment for money damages rendered by a court in the United States of America be expressed only in United States dollars, (ii) requirements that a claim with respect to any Debt Securities or other obligations that are denominated or payable other than in United States dollars (or a judgment denominated or payable other than in United States dollars in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law and (iii) governmental authority to limit, delay or prohibit the making of payments outside of the United States of America or in a foreign currency.

For the purposes of this letter, we have assumed that, at the time of the issuance, sale and delivery of any of the Securities:

(i)     the Securities being offered will be issued and sold as contemplated in the Registration Statement and the prospectus supplement relating thereto;

(ii)     the execution, delivery and performance by any Registrant of any Deposit Agreement, any Senior Indenture, any Subordinated Indenture, any Warrant Agreement, any Rights Agent Agreement, any Subscription Agreement, any Stock Purchase Contract Agreement and any Unit Agreement, as applicable, and the issuance sale and delivery of the Securities will not (A) contravene or violate the Organizational Documents of any applicable Registrant, (B) violate any law, rule or regulation applicable to any applicable Registrant, (C) result in a default under or breach of any agreement or instrument binding upon any applicable Registrant or any

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order, judgment or decree of any court or governmental authority applicable to any applicable Registrant, or (D) require any authorization, approval or other action by, or notice to or filing with, any court or governmental authority (other than such authorizations, approvals, actions, notices or filings which shall have been obtained or made, as the case may be, and which shall be in full force and effect);

(iii)     the authorization thereof by each applicable Registrant will not have been modified or rescinded, and there will not have occurred any change in law affecting the validity, legally binding character or enforceability thereof; and

(iv)     the Organizational Documents, each as currently in effect, will not have been modified or amended and will be in full force and effect.

We have further assumed that each Warrant Agreement, each Warrant, each Deposit Agreement, each Depositary Share, each Stock Purchase Contract, the Senior Indenture, each indenture supplement to the Senior Indenture, the Subordinated Indenture, each supplement to the Subordinated Indenture, each Debt Security, each Guarantee, each Rights Agent Agreement, each Subscription Agreement, each Right, each Unit Agreement and each Unit will be governed by the laws of the State of New York.

With respect to each instrument or agreement referred to in or otherwise relevant to the opinions set forth herein (each, an “Instrument”), we have assumed, to the extent relevant to the opinions set forth herein, that (i) each party to such Instrument (if not a natural person) was duly organized or formed, as the case may be, and was at all relevant times and is validly existing and in good standing under the laws of its jurisdiction of organization or formation, as the case may be, and had at all relevant times and has full right, power and authority to execute, deliver and perform its obligations under such Instrument; (ii) such Instrument has been duly authorized, executed and delivered by each party thereto; and (iii) such Instrument was at all relevant times and is a valid, binding and enforceable agreement or obligation, as the case may be, of, each party thereto.

This opinion letter is limited to the DGCL, the Delaware Limited Liability Company Act, the Texas Business Organizations Code and the laws of the State of New York (excluding the securities laws of the State of New York). We express no opinion as to the laws, rules or regulations of any other jurisdiction, including, without limitation, the federal laws of the United States of America or any state securities or blue sky laws.

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We hereby consent to the filing of this opinion letter as an Exhibit to the Registration Statement and to all references to our Firm included in or made a part of the Registration Statement. In giving such consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act.

Very truly yours,

/s/ Sidley Austin LLP